SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K/A

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of Earliest Event Reported): July 17, 1998 (May 5, 1998)






                             TRANSIT GROUP, INC.
          (Exact name of Registrant as specified in its charter)



          Florida
(State or other jurisdiction      33-30123-A                  59-2576629
 of incorporation or          (Commission File No.)         (IRS Employer
     organization)                                        Identification No.)




                            2859 Paces Ferry Road
                                  Suite 1740
                            Atlanta, Georgia 30339
         (Address of principal executive offices, including zip code)
                                 (770) 444-0240
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (a)    Financial Statements of Business Acquired

           The Certified Transport, Inc. and Venture Logistics, Inc. and Subsidiaries Combined Financial Statements and Independent Auditors' Report for the fiscal years ending December 31, 1997 and 1996 are contained in
Exhibit 99.1 hereto.

           (b)    Pro Forma Financial Information

           Such  required  pro forma  financial  information  is  contained  in
Exhibit 99.2 hereto.

           (c)    Exhibits

           23.1   Consent of Katz, Sapper & Miller, LLP

           99.1 Certified Transport, Inc. and Venture Logistics, Inc. and Subsidiaries Combined Financial Statements and Independent Auditors'Report for the fiscal years ending December 31, 1997 and 1996 including a manually signed report.

           99.2 Pro forma condensed balance sheet dated March 31, 1998 and pro forma statements of Operations for the twelve months ending December 31, 1997 and the three months ending March 31, 1998.

                                                     SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSIT GROUP, INC.



Date: July 17, 1998                      /s/ Philip A. Belyew
                                         --------------------
                                         Philip A. Belyew
                                         President and Chief Executive Officer